UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 28, 2018

ACADIA REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914) 288-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

Following the retirement of Joel Braun, the Executive Vice President and Chief Investment Officer of Acadia Realty Trust (the “Company”), as further described in Item 5.02 below, the Company anticipates recognizing an aggregate charge to net income and funds from operations of approximately $2.0 million (approximately $0.03 per share) during the fourth quarter of 2018, the majority of which relates to the acceleration of vesting of certain previously granted stock-based compensation awards. However, all previously unvested performance-based awards will continue to remain subject to their vesting requirements. This charge was not incorporated into the Company’s previously-provided earnings guidance for the year ending December 31, 2018.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2018, the Company issued a press release announcing the retirement of Joel Braun, the Company's prior Executive Vice President and Chief Investment Officer, effective December 31, 2018. Mr. Braun has been with the Company since its inception in 1998 and has successfully transitioned his responsibilities to several individuals within the organization. Mr. Braun and the Company anticipate entering into consulting arrangements to assist with general matters, as may be requested by the Company from time to time.

Item 7.01.Regulation FD Disclosure.

A copy of the press release with respect to the Retiring Executives is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Items 2.02 and 7.01, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished solely pursuant to Items 2.02 and 7.01, and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, or otherwise subject to the liabilities of Sections 11 and 12 (a) (2) of the Securities Act.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release of the Company dated December 28, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
Dated:	(Registrant)

	By:	/s/ John Gottfried
	Name:	John Gottfried
January 2, 2019	Title:	Sr. Vice President and Chief Financial Officer